Exhibit 23


                          INDEPENDENT AUDITORS' CONSENT



      We consent to the incorporation by reference in Registration Statements No. 2-77747 and No. 33-43042 of Speizman Industries, Inc. on Form S-8 of our report dated September 10, 1996, appearing in this Annual Report on Form 10-K of Speizman Industries, Inc. for the year ended June 29, 1996.

                                            /s/ BDO Seidman, LLP
Charlotte, North Carolina                   BDO Seidman, LLP
September 10, 1996